As filed on                                           Registration No. 33-43587
November 28, 1995


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

      Pre-Effective Amendment No.                                           [ ]
      Post-Effective Amendment No. 7                                        [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT                     [X]
      OF 1940

      Amendment No. 9

                 GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

               (Exact name of Registrant as specified in Charter)

                    1201 County Line Road, Rosemont, PA 19010

                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (610) 525-6102

                             c/o Robert J. Greenleaf
                       34 High Street, Cambridge, MD 21613
                     (Name and Address of Agent for Service)

              It is proposed that this filing will become effective
                             (check appropriate box)

               X    Immediately upon filing pursuant to paragraph (b)
           --------
                    on               pursuant to paragraph (b)
           --------
                    60 days after filing pursuant to paragraph (a)(1)
           --------
                    on               pursuant to paragraph  (a)(1)
           --------
                    75 days after filing pursuant to paragraph  (a)(2)
           --------
                    on               pursuant to paragraph (a)(2)
           --------
                                   of Rule 485


                       DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 in accordance with the provisions of Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended August 31, 1995, was filed on October 3, 1995, and the notice for the current fiscal year ending August 31, 1996, will be filed no later than October 31, 1996.

                 GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

                              CROSS REFERENCE SHEET





Form N-1A, Part A, Item                     Location - Prospectus

1. Cover Page                               Page 1

2. Synopsis                                 Expense Table, Page 3

3. Condensed Financial Information          Financial Highlights, Page 4

4. General Description of Registrant        The Fund, Pages 1 and 5;
                                            Investment Objectives and Policies,
                                            Page 5; Investment Restrictions,
                                            Page 8; Taxes, Pages 16

5. Management of the Fund                   Management of the Fund, Page 8

6. Capital Stock and Other Securities       Capital Stock, Page 19

7. Purchase of Securities Being Offered     Purchase of Fund Shares, Page 10;
                                            Reduced Sales Charges, Page 12;
                                            Exchange Privilege, Page 14

8. Redemption or Repurchase                 Redemption of Fund Shares, Page 18

9. Pending Legal Proceedings                None




                                      " i "

                 GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

                 1201 County Line Road, Rosemont, PA 19010-2614



                   Account Service and Investment Information
                                 (610) 525-6102


    Gibraltar U.S. Government Securities Fund, Inc., ("Fund"), is an open-end, diversified management investment company. Its investment objective is safety of principal, liquidity and a high level of current income. It seeks to obtain its investment objective by investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. There is no assurance that the Fund's objective can be achieved. See "Investment Objective and Policies".

    The Fund is designed for individual  and  institutional  investors  seeking
current  income  with  safety  of   principal   through   participation   in  a
professionally managed portfolio of securities.

    The Fund offers its shares at the next determined net asset value plus a maximum sales load calculated at 4.50% of the offering price or 4.71% of the net asset value or amount invested.

    The Fund's Investment Adviser is Barclay Funds Management. Its Distributor is Barclay Investments, Inc. Their offices are located in Providence, RI.

    This prospectus sets forth the information that a prospective investor should know before investing in the Fund. A Statement of Additional Information, dated November 28, 1995 containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained at no charge, by writing or calling the Fund at the address and General Information number printed above.

    Investors  are  advised  to read  and  retain  this  Prospectus  for  future reference.
                              ---------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS -- November 28, 1995

                                TABLE OF CONTENTS


                                                                          Page

Expenses and Costs of Investing in the Fund..................................3
Financial Highlights.........................................................4
The Fund.....................................................................5
Investment Objectives and Policies...........................................5
Investment Restrictions......................................................8
Management of the Fund.......................................................8
Portfolio Brokerage..........................................................9
Portfolio Turnover...........................................................9
Investment Adviser...........................................................9
Purchase of Fund Shares.....................................................10
Reduced Sales Charges.......................................................12
Transfer Agent and Custodian................................................13
Distribution Plan...........................................................14
Fund Expenses...............................................................14
Determination of Net Asset Value Per Share..................................14
Exchange Privilege..........................................................15
Dividend and Distributions..................................................15
Performance Data............................................................16
Taxes.......................................................................16
Other Purchase Programs.....................................................17
Redemption of Fund Shares...................................................18
Capital Stock...............................................................19
General Information.........................................................20
Account Application.........................................................22

   No person has been authorized to give any information or to make any representa tions not contained in this prospectus in connection with the offering made by this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or its distributor. This prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                   EXPENSES AND COSTS OF INVESTING IN THE FUND

    The following table is designed to assist investors in understanding the various costs and expenses of investing in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on purchases (as a percentage of offering price) 4.50% Sales load to reinvest dividends NONE Fees to exchange shares NONE Redemption fees or deferred sales charges except as noted (1) NONE

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

Investment advisory fees net of waiver(2)                                 --
12b-1 fees net of waiver (3)                                              --
Other expenses net of waiver (4)                                         2.38%
                                                                         -----

Total Fund operating expenses net of waivers (5)                         2.38%

                                     EXAMPLE

    An investor would pay directly or indirectly the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return and a complete redemption of the investment at August 31, 1995, for the periods shown below.

   One Year            Three Years            Five Years            Ten Years
   --------            -----------            ----------            ---------
     $68                  $116                   $166                  $304

    The example assumes that all dividends and distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The example should not be considered a representation of past or future expenses. The Fund's actual expenses may be higher or lower than those shown and will depend, in part, on the level of average net assets, the levels of sales and redemptions of shares and the extent to which variable expenses are incurred.

    The percentage shown for other expenses is an annualized amount based on estimates from the Fund's fiscal year ending August 31, 1995. The assumed 5% annual return is required by Securities and Exchange Commission regulations applicable to all mutual funds and is neither a representation nor a prediction of the Fund's actual or projected performance. For further information on the investment advisory fee, see section hereafter on "Investment Adviser."
              -----------------------------------------------------

(1) A redemption fee may be charged if the value of the shares being redeemed is $250,000 or more, if it is necessary to sell portfolio securities and if the Fund's management determines that the Fund and its shareholders might be disadvantaged were such a fee not charged. Such redemption fee would equal the amount of brokerage costs incurred but would not exceed 1% of the net asset value of the Fund shares redeemed.

(2) The Investment Adviser intends to waive its entire fee through August 31, 1996. Otherwise such fee would be 0.60%.

(3) The Distributor intends to waive the entire 12b-1 fee through August 31, 1996. Otherwise such fee would be 0.25.

(4) The Accounting Services Agent intends to waive 1/2 of the accounting services fee through August 31, 1996. Otherwise other expenses would be 2.91%
(5) If certain expenses were not waived, total Fund operating expenses would be 3.76%.

GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

The financial information appearing below has been audited by Tait, Weller & Baker, independent certified public accountants. Financial statements for the fiscal year ended August 31, 1995, and the report of Tait, Weller & Baker thereon are included in the Statement of Additional Information. Further information about the Fund's performance is included in its annual report to shareholders, a copy of which (including the independent auditor's report) may be obtained from the Fund upon request at no charge.



                                                        Years Ended                July 1, 1992 *
                                                         August 31,                      To
                                                1995       1994       1993         August 31, 1992

PER SHARE DATA
  Net asset value, beginning of period         $ 9.83     $ 10.00    $ 10.04         $ 10.00
                                               ------     -------    -------          ------
  Income from Investment operations
      Net investment income                       .64         .59        .69             .13
      Net realized and unrealized gain (loss)
       on investments                            (.19)       (.39)      (.15)            .01
                                               -------    --------   --------         ------
      Total from Investment operations            .45         .20        .54             .14
                                               -------    --------   --------         ------
  Less dividends from net investment income       .58         .37        .58             .10
                                               -------    --------   --------         ------


      Net asset value, end of period           $ 9.70      $ 9.83    $ 10.00         $ 10.04
                                               =======     =======   ========        =======

TOTAL RETURN (%)**                               4.73        2.08       5.53            8.00(a)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)     $1,473      $1,274     $1,313         $   685
  Ratio to average net assets(%)
      Expenses                                   2.66        3.37       2.92            1.31(a)
      Net Investment Income                      7.19        5.98       6.96            7.34(a)
  Ratio to average net assets
      before expenses waived or assumed (%)(b)
      Expenses                                   3.51        3.99       3.77            5.07(a)
      Net Investment Income                      6.34        5.36       6.11            3.58(a)
PORTFOLIO TURNOVER RATE (%)                        56          51        140               0


   *   Commencement of operations
   ** Calculated without sales charge
   (a) Annualized
   (b) Net of expenses waived or assumed by the investment adviser and the accounting services and transfer agent from commencement of operations through August 31, 1995.



-------------------------------------------------------------------------------

See notes to financial statements

THE FUND

   Gibraltar U.S. Government Securities Fund, Inc., (the "Fund"), is an open-end, diversified management investment company or mutual fund, registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated in Maryland on June 28, 1991. It is one of the funds in the Gibraltar Fund Group which is advised, managed and serviced by Barclay Investments, Inc., and its affiliated companies.

   Shares of the Fund may be purchased at the current public offering price which is the net asset value per share plus a sales charge. The sales charge is a variable percentage of the offering price and ranges from 4.50% to 0% depending upon the amount invested.

   The Fund maintains a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan the Fund may finance certain activities related to the promotion and sale of its shares.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objective of the Fund is to provide safety of principal, liquidity and a high level of current income. While there can be no assurance the Fund will achieve its investment objective, it will seek to do so while following the investment policies described in this prospectus.

   The Fund will invest at least 65% and up to 100% of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"). Government Securities in which the Fund may invest include:

   Direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

   Obligations of U.S. government agencies or instrumentalities, such as Federal Home Loan Banks, Farmers Home Administration, Federal Farm Credit Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), and Federal Home Loan Mortgage Association ("FHLMC").

   The obligations of Government Securities which the Fund may buy are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these obligations, such as GNMA mortgage-backed securities and obligations of the Farmers Home Administration which represent part ownership in a pool of mortgage loans, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, Farmers Home Administration, Federal Farm Credit

Banks, FNMA and FHLMC are backed by the credit of the agency or instrumentality issuing the obligations. Mortgage securities of FNMA and FHLMC are not backed by the full faith and credit of the United States. Although their close relationship with the U.S. government is considered to make them high quality securities with minimal credit risks, the U.S. government is not obligated by law to support either FNMA or FHLMC.

   Government Securities do not generally involve the credit risks associated with other types of interest-bearing securities. Like other interest-bearing securities, however, the values of Government Securities change as interest rates fluctuate. Accordingly, the net asset value of the shares of an open-end investment company such as the Fund, which invests in interest-bearing securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities such as GNMA's, FNMA's or FHLMC's. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium.

   A strategy of the Fund will be to concentrate on investments in high-coupon, premium, mortgage-backed securities such as GNMA's, FNMA's and FHLMC's in amounts under $1 million (commonly known as "odd-lots"). Since the timing of principal pay-down other than scheduled amortization payments at par value can be uncertain and spontaneous, the marketplace tends to overcompensate for a prepayment risk by undervaluing these odd-lots. Historically, this has tended to result in higher yields despite any increased levels of cash flow. A risk, of course, is that prepayments can accelerate as interest rates trend lower, thus producing a lower current return. However, by selecting seasoned mortgage-backed securities it is possible to mitigate this risk. The Fund's preference for odd-lot, premium, mortgage-backed securities helps to assure conformance with a statistical average of prepayment experience through a diversified portfolio. Additionally, these securities may be obtained at prices below the established market for round lot offerings (over $1 million) of similar mortgage-backed securities. Portfolio performance will be related to the ability of the Fund and its adviser to select undervalued, odd-lot mortgage-backed securities.

   This investment strategy used by the Fund may provide the investor with an opportunity to maximize investment return over the long term, notwithstanding the direction of future interest rates. Additionally, shareholders will not have the responsibility to account for monthly payments of principal and interest, or the year-end requirement of reporting for tax purposes associated with the direct ownership of mortgage-backed securities. Instead, the Fund intends to distribute a dividend monthly which can be received directly by the shareholder or reinvested at the Fund's net asset value in additional shares. The Fund will provide to the shareholder the necessary information for tax reporting purposes.

   It will be the normal practice of the Fund to invest substantially all of its assets in Government Securities. However, the Fund may maintain short-term cash positions or invest temporarily in cash equivalents in order to take a defensive position during times of unusual market conditions or to maintain liquidity.

   Cash equivalents may include money market funds of custodian banks; repurchase agreements; and securities of other open-end, diversified, management investment companies organized as money market funds for investment primarily in U.S. government securities, and charging no front-end sales loads or redemption fees. While investment in such mutual funds would involve a temporary duplication of administrative expenses, such holdings would be on a short term basis and be selected for competitively favorable net yields. The Fund does not intend to invest to a significant degree in the securities of other investment companies.

   The Fund may purchase securities on a when-issued or delayed delivery basis which means that the price is fixed at the time of commitment but delivery and payment take place beyond customary settlement time. These commitments will be made with the intention of acquiring the securities for purposes of achieving the Fund's investment objectives but the Fund may sell the securities before the settlement date if it is deemed advisable. Subject to the provisions of Section 12(d) (1) of the 1940 Act, the Fund will not: (a) invest more than 10% of the value of its total assets in securities of other investment companies; (b) invest more than 5% of the value of its total assets in any other investment company; and (C) acquire more than 3% of the total outstanding voting securities of any other investment company.

   Securities purchased on a forward commitment basis involve certain risks. They may experience changes in value related to changes in interest rate levels and, when delivery takes place, the yield available in the market may be higher than that ob tained in the transaction itself. Such obligations are not paid for until received and do not begin earning interest until the contractual settlement date.

   The Fund may enter into repurchase agreements in order to earn additional income or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires a Government Security subject to the seller's agreement to repurchase at a stated time and at a stated price which exceeds the sale price by the agreed upon rate of interest to be earned. The Fund's position is collateralized during the term of the repurchase agreement. If the seller does not repurchase the securities, the Fund could receive less than the repurchase price on a sale of such securities.

   Safety of principal, liquidity and a high level of current income through investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are fundamental investment objectives and policies of the Fund which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting shares. In seeking its objectives the Fund's management may, without shareholder approval, employ changing investment strategies consistent with fundamental policies and investment restrictions. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

   The Fund is registered as a diversified management investment company under the 1940 Act and, accordingly, may not purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, (I) more than 5% of the value of the Fund's total assets would be invested in such issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer; except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

   The following investment restrictions and those described in the Statement of Additional Information are fundamental policies which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "General Information"). The Fund may not:

         1. Make loans, except that the Fund may purchase or hold debt instruments, including repurchase agreements, in accordance with its investment objectives and policies;

         2. Enter into repurchase agreements maturing more than seven days after notice if such investment, together with other illiquid securities held by the Fund, exceeds 10% of the Fund's net assets;

         3. Purchase any securities which would cause more than 25% of the value of the Fund's assets at the time of the purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry;

         4. Borrow money except from banks as a temporary measure to meet unexpectedly high levels of share redemptions, and then only in an amount not to exceed 5% of the value of its net assets, taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its total assets taken at cost.

MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of its Board of Directors. The Board of Directors approves agreements between the Fund and persons or companies furnishing services to the Fund including agreements with the investment advisor, the distributor, the accounting services and transfer agent, and the custodian. The day-to-day operations of the Fund are delegated to its officers who are appointed by the Board of Directors. Further information regarding the directors and officers may be found following the General Information section of this Prospectus and in the Statement of Additional Information.

PORTFOLIO BROKERAGE

     In the purchase and sale of securities the Fund selects brokers based on such factors as price, execution ability and the broker's reliability and financial responsibili ty. The Fund's distributor may also act as broker on portfolio transactions, consistent with best price and execution and in compliance with compensation limits specified in the 1940 Act for a broker affiliated with the Fund.

PORTFOLIO TURNOVER

     For the fiscal year ended August 31, 1995, the portfolio turnover rate was 56%. For the fiscal year ended August 31, 1994, the portfolio turnover rate was 51%. Investment changes were made to realize gains and to shorten the average maturities of mortgage-backed securities pools held in the portfolio. Redemptions of Fund shares also accounted for some portfolio liquidations. The changes were deemed consistent with the Fund's investment objective of safety of principal with a high level of current income. The turnover rate did not affect transaction expenses or taxes significantly or involve additional gains or losses for shareholders to a significant degree.

INVESTMENT ADVISER

     BFM, Inc., d/b/a/ Barclay Funds Management, ("BFM"), serves as the Fund's investment adviser and manager under an investment advisory contract effective December 1, 1994. It is a Rhode Island corporation organized in 1992 and located at 66 South Main Street, Providence, RI 02903.

     BFM is a wholly-owned subsidiary of Barclay Investments, Inc., ("Barclay"), also located in Providence, RI. Barclay was established in 1930 and incorporated in Rhode Island in 1972. As a regional broker-dealer and general securities firm, Barclay and its subsidiaries provide brokerage services, asset allocation and investment advice, capital management, corporate finance expertise, and management services to the mutual fund industry. BFM, a registered investment adviser, was organized as part of the investment advisory services of Barclay. While personnel of BFM, through their affiliations with other Barclay organizations, have previously provided investment advice and market analysis to managers of institutional and private investment accounts, BFM has had no prior investment company management experience.

     BFM is also investment adviser to the Gibraltar Equity Growth Fund Series of Gibraltar Funds, Inc., a companion fund in the Gibraltar Group of Funds.

     The Fund's  previous  investment  adviser was Gibraltar  Asset  Management,
Inc., ("GAM"), a subsidiary of Internos Partners, Inc., ("Internos"). The Internos Group of companies also included the Fund's previous distributor and its accounting services and transfer agent. Internos and its parent, Convergent Capital Corporation, provided support services to the asset management industry. The Internos companies discontinued some operations and curtailed others by the end of the year 1994. Accordingly, the service contracts with the Internos companies were terminated and new ones were executed with the Barclay organizations to avail the Fund of the latter's services. The new investment advisory contract has been approved by the Fund's shareholders.

     Under the new Investment Advisory Contract, the Adviser is required to provide investment advice regarding the purchase and sale of portfolio securities in accordance with the Fund's investment objectives, policies and restrictions. The Investment Committee of the Fund makes investment decisions and has primary responsibility for the day-to-day management of the Fund's portfolio. The Adviser also furnishes executive, administrative, and clerical services required for the overall management of the Fund's business affairs, subject to the authority of the Board of Directors, other than custodian, transfer agency, accounting and portfolio pricing services which are provided by the Fund's custodian and transfer agent. The new contract is the same in all material respects as relevant terms of the prior contract except for the dates of execution and the identity of the new adviser.

     The Fund pays the Adviser for its services an annual fee equal to a percentage of the average daily value of the Fund's net assets which declines as net assets reach specified levels. Under the Investment Advisory Contract, the adviser is paid an annual fee equal to 0.60 of 1% of the first $50 million of the Fund's average daily net assets; 0.40 of 1% of the next $50 million of the Fund's average daily net assets; and 0.25 of 1% of the Fund's average daily net assets in excess of $100 million. Advisory fees earned for the fiscal year ended August 31, 1995, at 0.60 of 1% of the Fund's average daily net assets were $8,364 of which $4,450 was waived by BFM. The fees paid of $3,914 were 0.28 of 1% of average daily net assets of which balance BFM received $2,000 and GAM, the prior adviser, received $1,914.

     The Adviser has agreed to reimburse the Fund monthly for the amount by which annual expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) would exceed the most restrictive expense limitation imposed by any state in which its shares are sold. Such reimbursement is limited to the amount of the yearly investment advisory fee. Such reimbursement is limited to the amount of the yearly investment advisory fee. Any such reimbursable expenses so deducted may be refunded to the Adviser in subsequent months if the level of the Fund's expenses during that fiscal year drops below the applicable percentage limitation and will not again exceed those limitations after giving effect to the refund. Final adjustment for any expense reimbursement is made at the end of each fiscal year. The Fund currently is not subject to any such expense limitation.

PURCHASE OF FUND SHARES

     Barclay Investments, Inc., located at 66 South Main Street, Providence, RI 02903, serves as distributor for shares of the Fund under a distribution agreement effective December 1, 1994.The previous distributor was Dayton, Hancock, Waltman Securities, Inc., ("DHW"), one of the Internos companies. The former agreement was terminated and a new one executed as previously noted. It is the same in all material respects as relevant terms of the prior agreement except for the dates of execution and the identity of the new distributor. Barclay is also distributor for the Gibraltar

Equity Growth Fund Series of Gibraltar Funds, Inc., a companion fund in the Gibraltar Fund Group.


     Shares of the Fund are continuously offered for sale and may be purchased through authorized investment dealers or directly by contacting the Fund, its distributor, or its transfer agent. The minimum investment to open an account is $1,000. Subsequent investments must be at least $100. See "Other Purchase Programs" for tax-qualified plans.

     Shares of the Fund are purchased at net asset value per share next determined after receipt of an order by an authorized securities dealer and its prompt transmission to the Fund, or after an order is received by the Fund or its Distributor, plus a sales load which varies in accordance with the dollar amount of the shares purchased, as set forth in the table which follows. If a shareholder's check is dishonored, his purchase and any dividends or distributions paid thereon will be reversed and his account may be charged a collection fee by the transfer agent. The Fund reserves the right to reject any purchase order.


                 GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.
                                   Sales Loads


   Amount of Purchase               Sales Charge
     Single Orders                    As % of

                               Offering       Amount     Dealers' Reallowance
                                 Price       Invested    as % of offering price
  Less than $100,000             4.50%         4.71%              4.00%
$ 100,000 but under $ 200,000    3.50%         3.63%              3.25%
$ 200,000 but under $ 300,000    2.50%         2.56%              2.25%
$ 300,000 but under $ 400,000    1.50%         1.52%              1.25%
$ 400,000 but under $ 500,000    1.00%         1.01%              1.00%
$ 500,000 but over                  0             0                  0

     Bank trust departments and investment advisers may purchase Fund shares for their clients at net asset value without a sales load upon such verification of eligibility for this privilege as the Fund may request.

     No sales load is imposed on the automatic reinvestment in a Fund account of distributions (capital gains and/or dividend income).

     The Fund has continuously offered its shares to the public since July 1, 1992.

     PURCHASES THROUGH AUTHORIZED INVESTMENT DEALERS. Purchases can be made through investment dealers who have entered into sales agreements with the Distributor.

     PURCHASES THROUGH THE DISTRIBUTOR. Purchases can be made on a subscription basis directly with the Fund through its Distributor, Barclay Investments, Inc.,
66  South  Main  Street,   Providence, RI  02903,  by  completing  the  account
application provided with the Prospectus and remitting a check made payable to the Fund.

     PURCHASES BY MAIL. An account may be opened for the purchase of shares by completing and mailing to Barclay Financial Services, Inc., ("BFS"), the transfer agent, at 1201 County Line Road, Rosemont, PA 19010-2614, the account application provided with the Prospectus, accompanied by a check made payable to the Fund.

     Subsequent investments may be made by mailing a check or Federal Reserve draft payable to the Fund at the above address.

     PURCHASES BY BANK WIRE. Wire Federal Funds to the Bank of New York, ABA No. 021000018, for A/C IOC565 for further credit to Custody A/C Gibraltar U.S. Government Securities Fund, Inc., No. 132677. A sending bank may charge a shareholder a wire charge for the wire transfer. The sending bank must provide BFS with the name of the shareholder, the Fund name and the shareholder's Fund account number. In the case of a new account, an investor may call BFS Monday through Friday between the hours of 9:00 AM and 4:00 PM at (610) 525-6102. BFS will request the investor's name, address and social security number. The investor must then complete and mail the Account Application accompanying this Prospectus to Barclay Financial Services, Inc., 1201 County Line Road, Lower Level, Rosemont, PA 19010-2614. A shareholder cannot redeem shares purchased by wire until BFS has received an Account Application from such shareholder properly completed and signed.

REDUCED SALES CHARGES

     LETTER OF INTENT. An investor may qualify for a reduced sales load on a purchase of Fund shares by completing a Letter of Intent form available from the Fund's distributor. In doing so, the investor agrees to purchase within a 13-month period a specified number of Fund shares which, if purchased at one time, would qualify for a reduced sales load. A minimum initial purchase of $10,000 is required. Purchases will be made at the then current net asset value plus the applicable sales load in effect when the Letter of Intent was executed. In computing the applicable sales load, the offering price of any shares held when the Letter of Intent is submitted may be used as a credit toward its completion. However, there will be no refund of sales charges already paid on such shares.

     Income and capital gains distributions taken in additional shares will not apply toward the completion of the Letter of Intent. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases in order to determine whether the Letter of Intent has been completed.

     If total purchases under the Letter of Intent within the 13-month period are less than the specified amount, the purchaser must remit an amount equal to the difference between the sales load paid and the sales load applicable to the purchases actually made. The transfer agent will hold 5% of the dollar amount of the total intended purchase in escrow in the form of shares registered in the purchaser's name. The reserved shares will not be available for redemption, transfer or encumbrance by the purchaser until the Letter of Intent is completed or the higher sales charge is paid. Income or capital gain distributions on escrowed shares will be paid in cash or invested in additional shares as the purchaser may direct.

     If the investment specified in the Letter of Intent is completed in timely manner, the escrowed shares will be released to the purchaser. If the specified investment is not completed, the purchaser will be asked to remit any difference between the sales charge on the amount specified and on the amount actually purchased. If such remittance is not received within 20 days, the transfer agent will redeem an appropriate number of escrowed shares to realize the difference and any shares then remaining will be released.

     In signing a Letter of Intent the purchaser irrevocably appoints the transfer agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution. Signing a Letter of Intent does not bind the purchaser to purchase, or the Fund to sell, the amount of shares indicated. However, the intended purchase must be completed to obtain the reduced sales load.

     RIGHTS OF ACCUMULATION. A reduced sales load is also available through accumulat ing purchases of Fund shares. In calculating the sales load applicable to a current purchase of shares, an investor may accumulate current purchases with the current value of previously purchased shares of the Fund if the dollar amount of a current purchase, plus Fund shares then held of record and valued at their current offering price, is $10,000 or more. The distributor must be notified at the time of purchase of any sale subject to the reduced sales load. The Fund may amend or terminate this right of accumulation at any time as to all purchases occurring thereafter.

TRANSFER AGENT AND CUSTODIAN

     Barclay Financial Services, Inc., ("BFS"), a Rhode Island corporation organized in 1994, is the Fund's transfer agent, accounting services agent and dividend disbursing agent. It is a wholly-owned subsidiary of Barclay. It serves under agreements with the Fund effective December 1, 1994. The previous accounting services and transfer agent was Gibraltar Service Corporation ("GSC"), one of the Internos companies. The former agreements were terminated and new ones executed as previously noted. They are the same in all material respects as relevant terms of the prior agreements except for the dates of execution and the identity of the new agent.

     BFS is located in the Rosemont, Pennsylvania, offices of its predecessor, GSC, with the same facilities and principal operating officers. It is positioned, as a Barclay subsidiary, to provide a servicing package to mutual funds. It is also accounting services and transfer agent for Gibraltar Equity Growth Fund Series of Gibraltar Funds, Inc., a companion fund in the Gibraltar Fund Group.

     The Bank of New York, One Wall Street, New York, NY 10286 acts as custodian for the Fund and for Gibraltar Equity Growth Fund Series of Gibraltar Funds, Inc.

DISTRIBUTION PLAN

     In accordance with a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund finances certain activities in connection with the promotion and sale of its shares.

     The Distribution Plan permits, among other things, payment of compensation for selling shares and the cost of advertising, the services of public relations consultants, direct solicitation, entertainment, and awards. Possible recipients include securities brokers, attorneys, accountants, investment advisers, pension actuaries, and service organizations. The Fund may expend annually up to 0.25% of its average daily net assets pursuant to the Distribution Plan to compensate recipients for providing services under the Plan during a Fiscal year. There are no provisions in the Plan which permit the carrying over of distribution expenses from one year to the next. The Fund cannot be charged for interest, carrying or any other financing charges on any unreimbursed distribution or other expense incurred in a prior plan year, and does not consider itself under a legal obligation to pay all or part of any such carryovers. The costs of the Distribution Plan will be reflected in the disclosure of Fund expenses. A more detailed description of the Distribution Plan is contained in the Statement of Additional Information. The Fund did not make any payments under the Distribution Plan for the fiscal year ending August 31, 1995, or for the fiscal year ending August 31, 1994. The Board of Directors believes the Plan is in the best interests of the Fund.

FUND EXPENSES

     The Fund is responsible for its own expenses other than those borne by the Adviser and the Distributor under their service contracts. Expenses which the Fund expects to pay include investment advisory fees; costs of accounting, transfer and disbursing services; expenses of its distribution plan when activated; fees of its "non-interested" directors, independent auditors and legal counsel; fees payable to government agencies related to registration and qualification of its shares under Federal and state securities laws; brokerage commissions on portfolio transactions; and certain miscellaneous expenses and taxes. The Fund's ratio of expenses to average daily net assets for the fiscal year ended August 31, 1995, was 2.66% net of all 12b-1 fees and expenses waived by the investment adviser.

DETERMINATION OF NET ASSET VALUE PER SHARE

     The net asset value per share of the Fund is determined as of the close of trading (currently 4:00 P.M. Eastern time) on each day the New York Stock Exchange is open for trading and on which the trading volume in the Fund's portfolio of securities might be sufficient to affect the net asset value of its shares. Net asset value is obtained by dividing the asset value of the Fund's securities and other assets, minus the Fund's liabilities, by the total number of Fund shares outstanding at the time of valuation.

     Mortgage securities and loan pools, and other fixed income securities are valued at current market values on the basis of valuations provided by a pricing service, quotations from established dealers and market transactions in comparable securities. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

     Money market instruments (certificates of deposit, commercial paper, etc.) having maturities of 60 days or less, are valued using the amortized cost method. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

EXCHANGE PRIVILEGE

     Shares of the Fund may be exchanged for shares of other investment companies in the Gibraltar family of funds. Exchanges are made on the basis of the net asset values of the companies involved plus a sales charge if one is applicable. There is no redemption fee. Since the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for Federal income tax purposes. Before any exchange, shareholders should obtain and review a copy of the current prospectus of the fund into which the exchange is being made. The exchange privilege may be modified or terminated at any time upon 60 days written notice to investors.

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to accrue dividends from net investment income on a daily basis. Fund shares begin earning dividends on the day that immediately available funds are received by the transfer agent in writing or electronically. Such funds, known as Federal Funds, are monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank. A payment not made in Federal Funds must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on non-member banks of the Federal Reserve System may take longer to convert into Federal Funds.

     Periodic payments of both interest and principal are provided for in mortgage-related securities. The interest portion of these payments will be distributed by the Fund as income and the capital portion will be reinvested.

     Dividends from net investment income are usually paid on the last business day of each month. The Fund's earnings for Saturdays, Sundays and holidays are accrued as dividends on the next subsequent business day.

     Net capital gains from the sale of portfolio securities will be distributed once each year unless there are offsetting capital loss carryovers from prior years, in which case no such gains will be distributed to the extent of such capital loss carryovers. Unless a shareholder requests in his Account Application, or subsequently in writing, that dividends and distributions be paid in cash, income dividends and capital gains distributions are reinvested automatically in additional shares without a charge at the next determined net asset value after the dividend or distribution. A shareholder desiring to receive dividends and distributions in cash must so indicate in his Account Application or may do so at a later date by writing to the Fund's Shareholder Servicing Agent, Barclay Financial Services, Inc.

     If all shares in an account are redeemed at any time during a month, all dividends to which a shareholder is entitled will be paid to him along with the proceeds of redemption.

PERFORMANCE DATA

     From time to time the Fund may advertise its yield and effective yield in advertisements or other written sales material. The Fund's yield is a measure of the net investment income per share earned over a specific period of time such as seven days or one month. Yield is then annualized by assuming that the same level of net investment income is generated by the Fund over a period of one year. Effective yield is similarly calculated but, when annualized, all dividends and capital gains distribu tions are assumed to be reinvested. Because of the compounding effect of assumed reinvestment, effective yield will be slightly higher than yield. The Fund may also show its average annual return over one, five and ten year periods, or the life of the Fund, if shorter. Yield and performance information is based on past earnings and is not intended as a prediction of future performance.

TAXES

     The Fund has continued its election to qualify as a regulated investment company under the Internal Revenue Code. As long as it qualifies for this tax treatment, it will not be subject to federal income tax on investment income and on net capital gains distributed to shareholders. To avoid imposition of a federal excise tax on certain amounts of undistributed income in each calendar year, the Fund will distribute during the calendar year at least 98% of its net investment income and 98% of its capital gain net income for the one-year period ending October 31st, and 100% of any undistributed ordinary or capital gain net income from the prior calendar year.

     Shareholders  are  taxed on their  proportionate  share  of  dividends  and distributions of realized gain, regardless of whether the dividends or distributions are paid in cash or reinvested in additional shares. Distributions of dividends and short-term capital gains are taxable as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of how long the Fund shares have been held. Net capital gains are taxed at the same rate as ordinary income except that, beginning in 1991, a statutory formula provides an effective 28% top marginal rate for net capital gains.

     Redemption of Fund shares is a taxable event and may result in a capital gain or loss to the redeeming shareholder depending upon whether redemption proceeds exceed or are less than the adjusted basis for the redeemed shares.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to shareholders who do not provide the Fund with a correct taxpayer identification number and a certification that they are not subject to backup withholding.

     The foregoing is only a brief statement of significant federal tax provisions affecting the Fund and its shareholders. No attempt is made here to present a comprehensive explanation of the federal, state and local income tax treatment of the Fund and its shareholders.

     Information concerning the tax status of dividends and distributions is mailed to shareholders shortly after the end of each calendar year. Dividends, capital gains distributions and redemptions of Fund Shares may be subject to state and local, as well as federal income taxes. Shareholders are advised to consult their tax advisers regarding their own tax situations and possible changes in the federal income tax laws.

OTHER PURCHASE PROGRAMS

     RETIREMENT PLANS. The Fund offers individual retirement account plans for use by individuals (IRA's). Minimum investment requirements in accounts for such tax-qualified plans sponsored by the Fund will be subject only to any such requirements specified in the plans. If a shareholder fails to maintain his account at any minimum required by the plan, the Fund would redeem the account and distribute the proceeds to the trustee or custodian of the plan. Premature distribution of the proceeds would be prohibited by the terms of the plan so that proceeds would remain uninvested until the shareholder became entitled to a distribution or made additional contributions to his account to return the account to the minimum level required.

     Anyone under the age of 70 1/2 earning wages or self-employment income is eligible to establish and contribute to an IRA or Spousal IRA, regardless of whether or not such person is also an active participant in various types of qualified pension, profit sharing, stock bonus or annuity plans. The individual may contribute 100% of income, up to a maximum of $2,000 per year. In addition, individuals who receive certain lump sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

     An investor considering the establishment of an IRA Plan available through the Fund, should review the applicability of Federal tax law provisions which limit the amount and deductibility of contributions based upon adjusted gross income or earned income levels, and whether or not the investor also participates in various types of qualified plans. Income on contributions can be sheltered from tax until distribution. Contributions in excess of those permitted by law incur a penalty, as do premature distributions and prohibited transactions.

     Detailed information regarding the Fund's IRA retirement plan, and disclosures required pursuant to Internal Revenue Service and Department of Labor regulations, may be obtained by writing or calling BFS, the transfer and shareholder servicing agent, Monday through Friday between the hours of 9 AM and 5 PM at (610) 525- 6102. Applicable trustee fees, enrollment procedures, and contribution limitations will be explained upon request.

     Shares of the Fund are available for purchase by other types of individual, partnership or employer sponsored tax-qualified retirement plans which allow for investment in mutual funds. The purchase of Fund shares may be limited by the plans' provisions and does not itself establish such plans.

     It is important to note that retirement plans are legally binding documents with tax consequences for covered participants. The foregoing discussion relates only to Federal income taxes. An investor considering establishing an IRA or purchasing Fund shares in connection with a retirement plan should obtain competent legal and tax advice.

REDEMPTION OF FUND SHARES

     Fund shares may be redeemed at any time without a redemption charge except as hereafter noted. A shareholder should write directly to the Fund's transfer agent, Barclay Financial Services, Inc., 1201 County Line Road, Rosemont, PA 19010. Requests for redemption must be signed (by all shareholders, if a joint account) and the signature(s) must be guaranteed by a commercial bank or trust company, or a member firm of a national securities exchange. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees or guardians. The value of shares on redemption may be more or less than the shareholder's purchase price, depending upon the net asset value of Fund shares at the time of redemption. A shareholder may also redeem shares through a broker-dealer of his choice who may charge a fee for such service.

     Redemption payments are made at the net asset value next determined after receipt of a redemption request in proper form. Proceeds are generally mailed within seven (7) days thereafter. However, the Fund will not mail redemption payments until checks (including certified checks or cashier's checks) received for the purchase of shares have cleared, which may take up to fifteen (15) calendar days after a purchase order is received. The Fund reserves the right to: (1) suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is suspended for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an Emergency (as defined by the rules of the Securities and Exchange Commission) exists making disposal of portfolio securities or determinations of the value of net assets not reasonably practical; and (2) pay the redemption price in whole or part by a distribution in kind from its portfolio securities and other assets, in lieu of cash.

     A redemption fee may also be charged if the value of the shares being redeemed is $250,000 or more, if it is necessary to sell portfolio securities to meet the redemption, and if the Fund's management determines that the Fund and its shareholders might be disadvantaged were such a fee not charged. Such redemption fee would equal the amount of brokerage costs incurred but would not exceed 1% of the net asset value of the Fund shares redeemed.

     The Fund reserves the right, in its discretion, to redeem shares in any account if the account balance falls below $1,000 as a result of redemptions by the shareholder. Before such a redemption is effected, the shareholder will be allowed thirty days after written notice from the Fund to make an additional investment sufficient to bring the value of the account up to $1,000. In the event a shareholder fails to keep an IRA or Keogh account at any minimum required by such a tax-qualified plan, the Fund would, after 30 days notice to the shareholder, redeem the account and distribute the proceeds to the trustee or custodian of the plan.

CAPITAL STOCK

     The Fund is authorized to issue up to 3,000,000 shares of common stock, par value $.01 per share. Each share or fractional share is nonassessable and has equal rights as to dividends, distributions and voting. When voting on nominees for the election of directors there is no cumulative voting. Shareholders have no preemptive rights to acquire shares offered publicly by the Fund. Fund shares may be freely transferred; however, such transfer will not be effective unless duly noted on the books of the Fund. Each share is entitled to one vote. Fractional shares are entitled to fractional votes.

     The Fund raised its required initial net worth through private offering subscriptions for its shares in accordance with the provisions of Section 14(a) of the Investment Company Act of 1940. The Fund commenced investment operations and the continuous offering of its shares to the public on July 1, 1992.

     CONTROL PERSONS. As of November 14, 1995, Mr. Edgar U. Peters owned beneficially 25.04% of the voting securities of the Fund through shares owned individually and by his wife and may be deemed to be a "controlling person" of the Fund. The officers and directors as a group owned beneficially 3.79% of the Fund's voting securities.

     The organizational expenses of the Fund will be amortized over a period of sixty months from the commencement of operations. If any holder of the initial shares redeems prior to the end of the amortization period, the Fund will deduct and retain from the redemption proceeds the holder's pro rata share of the unamortized expenses as of the date of redemption.

GENERAL INFORMATION

     As used in the Prospectus, a vote of the holders of a majority of the Fund's shares means the affirmative vote of the lesser of (a) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, or (b) more than 50% of the outstanding shares.

     The Maryland General Corporation Law does not require corporations registered under the Investment Company Act of 1940 to hold routine annual meetings of shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Fund does not intend to hold such routine annual meetings.

     In compliance with the 1940 Act, shareholder meetings will be held to elect directors whenever fewer than a majority of the directors holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the directors holding office after vacancies are filled have been elected by the shareholders. The Fund may hold meetings to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of directors, in which case shareholders may receive assistance in communicating with other shareholders similar to the provisions contained in
Section 16 (C) of the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

     Neither the Fund, its Adviser nor its Distributor are involved in any pending legal proceedings.

     A copy of an account application for the Fund is contained in the back of this Prospectus. To establish an IRA Plan account, please call or write the Fund or its Shareholder Servicing Agent, Barclay Financial Services, Inc., (BFS), for a separate account application and/or transfer form. Shareholders should also call BFS at (610) 525-6102 for information regarding their accounts and for general information regarding the Fund.

DIRECTORS AND OFFICERS                  INVESTMENT ADVISER
OF THE COMPANY

Joseph J. Waltman 1,2                   Barclay Funds Management
    President                           66 South Main Street
                                        Providence, RI 02903
Basil C. Williams 1
    Director                            DISTRIBUTOR

Timothy R. Hutchinson 1                 Barclay Investments, Inc.
    Director                            66 South Main Street
                                        Providence, RI 02903
Robert Scandone 3
    Director; Attorney-at-Law           SHAREHOLDER SERVICING AGENT
                                        AND TRANSFER AGENT
M. David Chassen 3
    Director; Options Floor             Barclay Financial Services, Inc.
    Broker Philadelphia Stock           1201 County Line Road
    Exchange                            Rosemont, PA 19010

Norman M. McAvoy 2,3                    CUSTODIAN
    Director; Investment
    Consultant                          The Bank of New York
                                        One Wall Street
Bruce H. Rogove 1                       New York, NY 10286
    Vice President
                                        AUDITORS
S. Grey Dayton, Jr. 1
    Vice President                      Tait, Weller & Baker
                                        Independent Certified Public
J. G. Gordon Yocum 2,4                  Accountants
    Secretary                           Two Penn Center Plaza
                                        Suite 700
David F. Ganley 1,2                     Philadelphia, PA  19102
    Treasurer


-------------------------------------------------------------------------------

1.   Affiliated with Barclay Companies.
2. Messrs. Waltman, McAvoy, Dayton, Yocum and Ganley were previously affiliated in various capacities with the Fund and/or its former service companies.
3.   "Non-Interested" Director
4.   Mr. Yocum is also Legal Counsel for the Fund.

                 GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

                 1201 County Line Road, Rosemont, PA 19010-2614
                                 (610) 525-6102


                       STATEMENT OF ADDITIONAL INFORMATION
                                November 28, 1995

     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Gibraltar U.S. Government Securities Fund, Inc., dated November 28, 1995. Because this Statement of Additional Information is not a Prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. A copy of the Prospectus may be obtained by writing the Shareholder Servicing and Transfer Agent, Barclay Financial Services, Inc., or the Fund at 1201 County Line Road, Lower Level, Rosemont, PA 19010-2614. Or telephone (610) 525-6102.


TABLE OF CONTENTS                                                        PAGE

General Information and History.............................................1

Investment Objectives and Policies..........................................1
     Policies, Objectives and Strategies....................................1
     Repurchase Agreements..................................................1
     Investment Restrictions................................................2
     Portfolio Turnover.....................................................3

Management of the Fund......................................................3
     Directors and Officers.................................................3

Control Persons and Principal Holders of Securities.........................7

Investment Advisory and Other Services......................................8
     Adviser................................................................8
     Accounting Services...................................................10
     Transfer Agency and Administration....................................10
     Distribution of Fund Shares...........................................11
     Distributor...........................................................12
     Organization of Service Companies.....................................13

Brokerage Allocation.......................................................13
Capital Stock..............................................................15
Purchase, Redemption and Pricing of Shares.................................16

Other Information..........................................................16
     Majority Vote.........................................................17
     Custodian.............................................................17
     Independent Certified Public Accountants..............................17
     Legal Counsel.........................................................17
     Registration Statement................................................17

Financial Statements.......................................................18


                                      " i "

GENERAL INFORMATION AND HISTORY

     Gibraltar U.S. Government Securities Fund, Inc., (the "Fund"), is an open-end, diversified management investment company or mutual fund, registered under the Investment Act of 1940 (the "1940 Act"). Incorporated in Maryland on June 28, 1991, it first offered its shares to the public on July 1, 1992, and has been in operation continuously thereafter. It is one of the funds in the Gibraltar Fund Group which is advised, managed and serviced by Barclay Investments, Inc., and its affiliated companies.

INVESTMENT OBJECTIVES AND POLICIES

     The investment policy of the Fund is to provide safety of principal, liquidity and a high level of current income. It seeks to do this through investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. These are fundamental objectives and policies which cannot be changed without the approval of a majority of the outstanding voting shares.

     In retaining flexibility to respond to changes in market or economic conditions, the Fund may employ different investment strategies by investing in varying combinations of U.S. government securities such as mortgage-backed securities, agency obligations and direct obligations of the U.S. Treasury. These strategies may also include when issued and delayed delivery transactions and the use of repurchase agreements. When consistent with fundamental investment policy and investment restrictions, Fund management may change investment strategies without shareholder approval. The investment objectives and policies are set forth at length in the Prospectus.

     The discussion in this Statement of Additional Information on policies and strategies supplements material presented in the Prospectus. There is no guarantee that the Fund's investment objectives will be achieved.

     REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under a repurchase agreement, the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price reflecting an agreement by the seller of the security subject to the repurchase agreement to pay an agreed upon rate of interest on the security. When investing in repurchase agreements, the Fund will make payment for such securities only upon physical delivery of the underlying security, or evidence of book entry transfer, to the account of the custodian or bank acting as agent for the Fund. Repurchase agreements are considered to be loans by the Fund under the 1940 Act, as amended (the "Act"), collateralized by the underlying securities.

     In the event of a bankruptcy or other default of the party obligated to repurchase, the Fund could experience both delays in liquidating the underlying securities and losses including: a) possible decline in the value of the underlying securities while the Fund seeks to enforce its rights thereto; b) below market levels of income and lack of access to income on that security during this period; c) expenses incurred in enforcing its rights.

     INVESTMENT RESTRICTIONS. Without the vote of the holders of a majority of the Fund's outstanding shares, (as defined under "Other Information"), the Fund may not:

         (a)   issue senior securities;

         (b) borrow money except from banks as a temporary measure to meet unexpectedly high levels of share redemptions, and then only in an amount not to exceed 5% of the value of its net assets, taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its total assets taken at cost;

         (c)   act as an underwriter of securities of other issuers;

         (d)   invest in real estate or real estate loans;

         (e) purchase or sell commodities, commodity contracts, futures contacts or options on futures contracts;

         (f) lend its cash or portfolio securities to any other person except for the following which is permitted: the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, certificates of deposit or U.S. Government debt securities, as specified in its investment objectives and policies; and the execution of repurchase agreements; provided, however, that repurchase agreements covering a period of greater than seven days, together with other illiquid securities, are limited to not more than 10% of the value of the Fund's net assets;

         (g) purchase the securities of any one issuer, other than obligations issued or guaranteed by the United States government and its agencies and instrumentalities, if, immediately after such purchase, (I) more that 5% of the value of the Fund's total assets would be invested in such issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer; except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations;

         (h) purchase any securities on margin, make any so called "short" sale of securities, or participate in any joint or joint and several trading account;

         (I) invest more than 25% of its net assets valued at the time of purchase in the securities of companies in any one industry;

         (j) invest in restricted securities or in securities for which there is no readily available market quotation except for repurchase agreements;

         (k) invest in securities of companies which have a record of less than three year's continuous operation, if, at the time of such purchase, more than 5% of the Fund's total assets (taken at value) would be so invested;

         (l) purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

         (m)   write put or call options.


     Notwithstanding (b) above, because of certain state investment restrictions, the Fund's operating policy is to not pledge assets having a value in excess of 10% of the Fund's net asset value; however, this policy is subject to change without shareholder approval.

     As noted in the prospectus, the Fund may invest on a short term basis in securities of other investment companies organized as money market funds for investment primarily in U.S. government securities and which charge no front-end sales loads or redemption fees. The Fund does not intend to follow such policy to a significant degree. Subject to the provisions of Section 12 (d) (1) of the 1940 Act, the Fund will not: (a) invest more than 10% of the value of its total assets in securities of other investment companies; (b) invest more than 5% of the value of its total assets in any other investment company; and (C) acquire more than 3% of the total outstanding voting securities of any other investment company.

     PORTFOLIO TURNOVER. Portfolio turnover rates for the fiscal years ended August 31, 1995 and 1994 were 56% and 51% respectively. Investment changes were made to realize gains and to shorten the average maturities of mortgage-back securities pools held in the portfolio. Redemptions of Fund shares also accounted for some portfolio liquidations. The changes were deemed consistent with the Fund's investment objective of safety of principal with a high level of current income. The turnover rate did not affect transaction expenses or taxes significantly or involve additional gains or losses for shareholders to a significant degree.


MANAGEMENT OF THE FUND

     DIRECTORS AND OFFICERS. The names and addresses, positions with the Fund, affiliations and principal occupations during the past five years of the directors and officers are listed below. Directors deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940 are indicated by an asterisk (*).

                                          POSITIONS WITH THE FUND;
                                          PRINCIPAL OCCUPATIONS DURING
NAME AND ADDRESS                          PAST FIVE YEARS
------------------------------------------------------------------------------


Basil C. Williams *                Director of the Fund and of Gibraltar Equity
Barclay Investments, Inc.          Growth Fund, Inc.; President and Director,
685 Fifth Ave., 11th Fl.           Barclay Investments, Inc.; Director, Barclay
New York, NY 10022                 Funds Management and Barclay Financial
                                   Services, Inc.; Vice President and Director,
                                   Barclay Capital Management, Inc.


Timothy R. Hutchinson *            Director of the Fund and of Gibraltar Equity
Barclay Investments, Inc.          Growth Fund, Inc.; Branch Manager, Barclay

Ste. 701                           Barclay Funds Management; Vice President
Princeton Junction, NJ 08550       and Director, Barclay Financial Services,
                                   Inc.


Robert Scandone                    Director of the Fund and of Gibraltar Equity
1135 Land Title Bldg.              Growth Fund, Inc.; Attorney-at-Law.
Philadelphia, PA 19110


M. David Chassen                   Director of the Fund and of Gibraltar Equity
Phila. Stock Exchange              Growth Fund, Inc.; options floor broker,
1900 Market Street                 Philadelphia Stock Exchange, affiliated with
Phila., PA 19103                   Birchwood Securities Corp. and D.C.
                                   Options, Inc., formerly: director of the Gibraltar funds; equity and options specialist on the Philadelphia and American stock exchanges.


Norman M. McAvoy                   Director of the Fund and of Gibraltar Equity
Gibraltar Fund Group               Growth Fund, Inc.; self-employed as an
1201 County Line Rd.               investment consultant; former positions
Rosemont, PA 19010                 included: investment consultant, Widman
                                   Blee & Co.; Treas., C.W. Benedum
                                   Foundation; Sr. Vice Pres., Insurance Co. Of
                                   N. America; member, Philadelphia Stock
                                   Exchange.

Joseph J. Waltman                  President of the Fund and of Gibraltar Equity
Gibraltar Fund Group               Growth Fund, Inc., formerly Chairman and
1201 County Line Rd.               Director of the Gibraltar Funds; President
Rosemont, PA 19010                 and Director, Barclay Financial Services,
                                   Inc.; President and Director, Dayton,

                                   general insurance agent and general
                                   securities principal, Trans Financial
                                   Investment Services, Inc.; President and
                                   Director of the former Gibraltar Asset
                                   Management, Inc., and Gibraltar Service
                                   Corporation.



Bruce H. Rogove                    Vice President of the Fund  and of Gibraltar
Barclay Investments, Inc.          Equity Growth Fund, Inc.;Director, Barclay
14 Washington Rd., Ste. 701        Investments, Inc., and Barclay Financial
Princeton Junction, NJ 08550       Services, Inc.; Vice President and Director,
                                   Barclay Funds Management; formerly First
                                   Vice President, Dominick & Dominick, Inc.


S. Grey Dayton, Jr.                Vice President of the Fund  and of Gibraltar
Gibraltar Fund Group               Equity Growth Fund, Inc.; Vice President,
1201 County Line Rd.               Dayton, Hancock, Waltman Securities, Inc.,
Rosemont, PA 19010                 and Birchwood Securities Corp.; principal,
                                   D.C. Options, Inc.; Vice president and
                                   Director of the former Gibraltar Asset
                                   Management, Inc., and Gibraltar Service
                                   Corporation; former positions included:
                                   President and Governor, Philadelphia Stock
                                   Exchange.


J. G. Gordon Yocum                 Secretary of the Fund and of Gibraltar
Gibraltar Fund Group               Equity Growth Fund, Inc.; counsel to
1201 County Line Rd.               Henderson, Wetherill, O'Hey & Horsey; former
Rosemont, PA 19010                 positions included: Vice President and

                                   and its clearing and depositary
                                   subsidiaries.

David F. Ganley                    Treasurer of the Fund  and of Gibraltar
Gibraltar Fund Group               Equity Growth Fund, Inc.; formerly President
1201 County Line Rd.               of the Funds; Treasurer, Barclay Funds
Rosemont, PA 19010                 Management, Inc.; Director and Treasurer,
                                   Barclay Financial Services, Inc.;
                                   Treasurer, Dayton, Hancock, Waltman
                                   Securities, Inc.; officer of the former
                                   Gibraltar Asset Management, Inc.; officer and director of the former Gibraltar Service
                                   Corporation.



                               COMPENSATION TABLE
                  --------------------------------------------


                                                                   Pension or                                   Total
                                                Aggregate          Retirement           Estimated           Compensation
                                               Compensation         Benefits              Annual           From Registrant
Name of Person                                     From            Accrued As         Benefits Upon           and Fund
Position                                         Registrant        Part of Fund          Retirement          Complex Paid
                                                                    Expenses                                to Directors
--------------------------------------------------------------------------------------------------------------------------
Robert Scandone                                    $150                -0-                 -0-                $300  (1)
Director
Charles H. Jones, Jr.                                -0-               -0-                 -0-                  -0- (1)
Director
Norman M. McAvoy                                   $150                -0-                 -0-                $300  (1)
Director
Basil C. Williams                                    -0-               -0-                 -0-                  -0-
Director (*)
Timothy R. Hutchinson                                -0-               -0-                 -0-                  -0-
Director (*)
Officers (2)                                         -0-               -0-                 -0-                  -0-

----------------------------------


(*)      "Interested Persons".

(1)       Includes the one other investment company in fund complex.  Each
          "noninterested" director's annual fee is not to exceed $1,000 from any one fund in the complex. Compensation amounts shown are for the fiscal year ended August 31, 1995.

(2) The officers of the Fund, (President, Secretary and Treasurer), listed in the preceding section, serve without compensation and have no retirement benefits from the Fund and the one other fund in the complex. Mr. Yocum receives compensation as counsel to the Fund and the one other fund in the complex.


                                        6



CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table shows as of November 14, 1995, any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Fund to be the beneficial owner (as defined by Regulation 13(d)(3) under such Act), of more than 5% of the voting securities of the Fund, and also such shares held by all officers and directors of the Fund as a group. The address of each, unless otherwise noted, is c/o Barclay Financial Services, Inc., 1201 County Line Road, Lower Level, Rosemont, PA 19010.


 NAME AND ADDRESS                        AMOUNT OF BENEFICIAL       PERCENT OF
 OF BENEFICIAL OWNER                     OWNERSHIP IN SHARES           CLASS


A. G. Peters & Son, Inc.
          Profit Sharing Trust
          Diane L. Lansberry,
          Trustee                          21,052.996(1)               15.380%
Anne Kayarian
          421 Spring Green Rd.
          Warwick, RI 02888                18,904.132                  13.810%
Edgar U. Peters                            18,429.053(2)               13.470%
Edgar U. Peters
Mildred M. Peters                          15,837.209                  11.570%
A. G. Peters & Son, Inc.
          Cash Management Account
          Diane L. Lansberry, Pres.        12,754.921(1)                9.320%
Accupac, Inc., Employees
          Profit Sharing Plan Tr.
          P.O. Box 200
          Mainland, PA 19451               11,564.668                   8.450%
Evangelical Lutheran Church
          2300 South 18th Street
          Philadelphia, PA  19145          10,298.805(3)                7.530%
All Officers and Directors as a Group       5,191.261(5)                3.790%


                           ---------------------------



    (1) Mr. Edgar U. Peters has no voting power with respect to these shares.

    (2) Mr. Edgar U. Peters' total includes shares held in IRA accounts by Delaware Charter Guarantee & Trust Co. for himself and his wife.

    (3) Evangelical Lutheran Church's total includes shares held in the following accounts: Cemetery Operating Capital (4,000.000); Cemetery Operating Income (2,000.000); Cemetery Endowment Capital (2,000.000); Church Endowment (2,298.805).

    (4) The beneficial ownership of all officers and directors as a group is composed of shares held as follows: by Mr. Ganley, Treasurer, (902.122) individually; (442.793) jointly with a family member; and (194.333) as fiduciary for a family member; by Mr. Chassen, Director, (2,938.623); by Mr. Yocum, Secretary and Counsel (713.390).


              As of November 14, 1995, Mr. Peters owned beneficially 25.04% of the voting securities of the Fund through shares owned individually and by his wife and may be deemed to be a "controlling person" of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

     ADVISER. The Adviser to the Fund, BFM, Inc, d/b/a/ Barclay Funds Management, ("BFM"), is a wholly-owned subsidiary of Barclay Investments, Inc., ("Barclay"). Timothy R. Hutchinson is a Director of the Fund and a Director and President of the Adviser. Bruce H. Rogove is a Vice President of the Fund and the Adviser and a Director of the latter. David F. Ganley is Treasurer of the Fund and the Adviser. For further information see section hereafter entitled "Organization of Service Companies".

     The Adviser serves the Fund under an Investment Advisory Contract, effective December 1, 1994, and is paid an annual fee, in monthly installments for the previous month, equal to a percentage of its average daily net assets, as follows: 0.60 of 1% of the first $50 million; 0.40 of 1% of the next $50 million; and 0.25 of 1% of the amount in excess of $100 million. Advisory fees earned for the fiscal year ended August 31, 1995, were $8,364 of which $4,450 was waived by BFM. Of the $3,914 in fees paid BFM received $2,000 and Gibraltar Asset Management, Inc., ("GAM"), the prior Adviser received $1,914. For the fiscal years ended August 31, 1994 and 1993 GAM received fees of $7,688 and $8,574 respectively.

     The new investment advisory contract has been approved by the shareholders and is the same in all material respects as relevant terms of the prior contract except for the dates of execution and the identity of the new adviser. It continues in effect from year to year if such continuation is specifically approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the vote of a majority of the Fund's directors and by a majority of the non-interested directors. The contract may be terminated by either party upon 60 days' notice provided, that in the case of termination by the Fund, the termination shall have been authorized by resolution of the Board of Directors or by vote of the holders of a majority of the outstanding shares of the Fund. The Investment Advisory Contract will terminate automatically upon assignment by either party thereto.

     The Adviser has agreed to reimburse the Fund monthly for the amount by which annual expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) would exceed the most restrictive expense limitation imposed by any state in which its shares are sold. Such reimbursement is limited to the amount of the yearly investment advisory fee. Any such reimbursable expenses so deducted may be refunded to the Adviser in subsequent months if the level of the Fund's expenses during that fiscal year drops below the applicable percentage limitation and will not again exceed those limitations after giving effect to the refund. Final adjustment for any expense reimbursement is made at the end of each fiscal year. The Fund currently is not subject to any such expense limitation.

     The Adviser provides the Fund with a program of general administration including:

     1. office space, equipment, supplies and utility services as required by the Fund to conduct its business;

     2. supervision of all persons performing the executive, administrative, and clerical functions necessary for the conduct of the Fund's business;

     3.  supervision of accounting and record keeping;

     4. preparation and distribution of reports to shareholders and regulatory bodies;

     5. supervision of the daily determination of the purchase and redemption price of Fund shares; and

     6. other facilities, services, and activities necessary for the conduct of the Fund's business, except for services provided by the Fund's custodian, registrar, transfer agent, accounting services agent, dividend disbursing agent, auditors, and legal counsel.

     The Adviser also provides the Fund with a program of shareholder services including:

     1. the supervision of the issuance of timely and accurate confirmations of share purchases and redemptions; the supervision of the activities of the Fund's custodian, registrar, and transfer agent; and the supervision of the issuance of appropriate statements of transactions and shareholders' accounts;

     2. the services of persons competent to receive and respond to inquiries from shareholders as to the status of their accounts, the disposition of their funds, and the meaning and the use of the programs for share purchases; and

     3. all other facilities, services, and activities necessary for the general assistance of the Fund's shareholders.

     The Adviser pays the compensation of the Fund's Directors, officers and employees who are also employees of the Adviser. The Fund pays all other expenses incurred in the organization and operation of the Fund and the continuous offering of its shares including the fees and expenses of the Fund's legal counsel and auditors, fees incurred in connection with the Fund's organization and registration, fees of the Fund's Custodian, Transfer Agent, Accounting Services Agent or Dividend Disbursing Agent, income or other taxes, fees payable to governmental agencies in connection with the qualification or registration of fund shares for sale, insurance premiums, costs of printing and mailing prospectuses, reports, proxies and other notices to shareholders, brokerage fees or commissions on portfolio transactions, and distribution expenses pursuant to the Distribution Plan.

     The Investment Committee receives recommendations from the Adviser for purchases and sales of securities and has primary responsibility for the management of the Fund's portfolio. Members of the committee are: Timothy R. Hutchinson and Norman M. McAvoy, Directors of the Fund; and Joseph J. Waltman, J.G. Gordon Yocum and David F. Ganley, President, Secretary and Treasurer respectively, of the Fund.

     ACCOUNTING SERVICES.   The  Fund  has  executed  an  Accounting  Services
Agreement, effective December 1, 1994, with Barclay Financial Services, Inc., ("BFS"), for the performance of accounting and record keeping functions. BFS is a wholly-owned subsidiary of Barclay. Certain officers and directors of BFS are affiliated in various capacities with the Fund, its investment adviser, BFM, and its distributor, Barclay. The new agreement is the same in all material respects as relevant terms of the prior agreement except for the dates of execution and the identity of the accounting services agent. For further information see section hereafter entitled "Organization of Service Companies".

     Pursuant to the Accounting Services Agreement, BFS examines and reviews the Fund's existing accounts, records, and other documents and systems to determine or recommend how such accounts, records, and other documents and systems shall be maintained. BFS maintains and keeps the books, accounts, records, journals, and other records of original entry relating to the business of the Fund. It also calculates the Fund's net asset value in accordance with the Fund's currently effective Prospectus. Net asset value per share (the price at which shares are purchased and redeemed) is determined at 4:00 P.M., Philadelphia time, on each day the New York Stock Exchange is open and on each additional day on which the Fund's net asset value might be materially affected by changes in the value of its portfolio. BFS is paid an annual fee on the Fund's net assets as follows: the greater of $15,000 per year or 0.20 of 1% on the first $50 million of assets; 0.15 of 1% on the next $50 million of assets; and 0.10 of 1% on assets in excess of $100 million. Accounting services fees earned for the fiscal year ended August 31, 1995, were $15,000 of which $7,500 was waived by the accounting services agents. Of the $7,500 in fees paid BFS received $5,625 and Gibraltar Service Corporation ("GSC"), the prior agent, received $1,875. For the fiscal year ended August 31, 1994, accounting services fees earned were $15,000 of which GSC was paid $7,500 after waiving half of such fees. In addition, GSC assumed $408 of other expenses. For the fiscal year ended August 31, 1993, accounting services fees earned were $15,000 of which GSC was paid $2,829 after waiving $12,171.

     TRANSFER AGENCY AND ADMINISTRATION. The Fund has also executed a Transfer Agency and Administration Agreement with BFS, effective December 1, 1994, under which the latter serves as the Fund's transfer agent, dividend disbursing agent and redemption agent. The new agreement is the same in all material respects as relevant terms of the prior agreement except for the dates of execution and the identity of the new transfer agent. BFS is paid a fee of $12 per shareholder account annually or a minimum monthly fee of $500. For the fiscal year ended August 31, 1995, transfer agency fees paid were $6,000

In each of the fiscal years ended August 31, 1994 and 1993, GSC was paid $6,000 in transfer agency fees.

     DISTRIBUTION OF FUND SHARES. The Fund has adopted a Distribution Plan for the Sale of Shares (the "Distribution Plan") which permits the Fund to finance certain activities in connection with the promotion and sale of its shares. Although the Distributor otherwise bears the expense of all promotional and distribution and related activities on behalf of the Fund, the Distribution Plan provides that the Fund may make reimbursements for the activities and services described below which may foster additional sales of fund shares: (1) compensation to sales representatives and other broker-dealers for selling shares; (2) compensation to securities brokers and dealers, accountants, attorneys, investment advisers, pension actuaries, and service organizations, for services rendered by them to their clients in reviewing the Fund's prospectuses and other selling materials, reviewing the various plans or programs offered by the Fund or its Adviser or any affiliates of the Adviser, and in explaining or interpreting any of the foregoing to their clients; (3) cost of advertising; (4) cost of telephone, mail and other direct solicitation of prospective investors and of responding to the inquiries; (5) cost of preparing and printing prospec tuses and other selling materials and the cost of distribution; (6) reimbursement of travel and entertainment expenses in promoting the Fund; (7) payment of fees of public relations consultants; and (8) payment of awards (such as bonuses for meeting sales targets) to broker-dealers.

     Pursuant to the Distribution Plan the Fund may expend annually an amount not exceeding .25% of the average daily net assets of the Fund to compensate the Distributor for providing services under the Plan during a fiscal year. Under the Distribution Plan, a report of the amounts expended and the purpose of the expenditures must be made to and reviewed by the Board of Directors at least quarterly. There are no provisions in the Plan which permit the carrying over of distribution expenses from one year to the next. The Fund cannot be charged for interest, carrying or any other financing charges on any unreimbursed distribution or other expense incurred in a prior plan year, and does not consider itself under a legal obligation to pay all or part of any such carryovers. In addition, the Distribution Plan may not be amended to materially increase the costs which the Fund may bear for distribution pursuant to the Distribution Plan without stockholder approval and other material amendments must be approved by the Board of Directors, and by the non-interested directors who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related service agreement. The Distribution Plan and any related service agreement are terminable at any time by vote of a majority of the "non-interested" directors who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related service agreements or by vote of the majority of the Fund's shares. Any related service agreement automatically terminates in the event of assignment.

     The Distribution Plan will continue in effect if approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund or by the vote of a majority of the Fund's directors and by a majority of the "non-interested" directors. During the time the Distribution Plan is effective the selection and nomination of the non-interested directors is committed to the discretion of the directors who are non-interested directors.

     It is anticipated that the expenditures under the Distribution Plan will result in the sale of additional shares of the Fund thereby increasing the Fund's asset base to permit greater flexibility in diversifying its portfolio and reduce expense ratios. Although no agreements have been reached with any person pursuant to the Distribution Plan, the Fund may enter into agreements whereby companies with which some of the directors and officers are affiliated will be paid for their assistance in explaining the Fund, its investment objectives and policies, and its retirement plans, to their clients. The costs of the Distribution Plan will be reflected in the disclosure of Fund expenses. When no amounts are expended under the Plan, as in the fiscal years ending August 31, 1993 and August 31, 1994, expenses will be correspondingly reduced. The Board of Directors believes the Plan is the best interests of the Fund.

     DISTRIBUTOR. The Fund's Distributor is Barclay Investments, Inc. Certain officers and directors of Barclay are affiliated in various capacities with the Fund and its investment adviser, BFM. For further information see section hereafter entitled "Organization of Service Companies".

     The Distributor and the Fund have executed a Distribution Agreement, effective December 1, 1994. The new agreement is the same in all material respects as relevant terms of the prior agreement except for the dates of execution and the identity of the distributor. Under its terms the Distributor, as agent for the Fund, either directly or through authorized dealers, offers for sale the Fund's shares at the current offering price plus a sales load as determined in accordance with the currently effective Prospectus. The Distributor will receive applicable sales charges as set forth in such Prospectus. It will also be entitled to amounts payable by the Fund under any Plan of Distribution adopted by the Fund pursuant to Rule 12b-1 under the Act. Such a plan has been adopted and is available to the Fund should it wish to use it. The agreement may be terminated by either party upon 60 days notice provided, that in the case of termination by the Fund, the termination shall have been authorized by resolution of the Board of Directors or by a vote of the holders of a majority of the outstanding shares of the Fund.

     The Distributor bears the cost of printing and distributing any Prospectus and Statement of Additional Information to persons who are not shareholders, and preparing, printing and distributing any literature, advertisement or material which is primarily intended to result in the sale of shares. It arranges for and oversees the proper execution of account applications by potential investors and holders of the Fund's shares. The Fund pays expenses incurred in the preparation, printing and distribution to shareholders of prospectuses, reports and other communications; in the registration of shares under the Securities Acts; and in the qualification of the shares for sale in jurisdictions reasonably designated by the Distributor.

     Under the Distribution Agreement commissions on the sale of Fund shares were paid as follows: for the fiscal year ended August 31, 1995, Barclay Investments, Inc., received $1,416; for the fiscal years ended August 31, 1994 and 1993, Dayton Hancock, Waltman Securities, Inc., the prior distributor, received $189 and $25,564 respectively.

     ORGANIZATION OF SERVICE COMPANIES. Barclay Investments, Inc., (Barclay), was established in 1930 and incorporated in Rhode Island in 1972. As a registered broker-dealer with locations in providence, RI; New York City; Princeton Junction, NJ; and an affiliate in central Europe, Barclay seeks investment opportunities worldwide. Barclay and its subsidiaries provide brokerage services, asset allocation and investment advice, capital management, corporate finance expertise, and management services to the mutual fund industry.

     Barclay's  wholly-owned  subsidiaries include Barclay Financial Management,
(BFM), a registered investment adviser organized in 1992, and Barclay Financial Services, Inc., (BFS), an accounting services and registered transfer agent organized in 1994. Both are Rhode Island corporations. BFM was organized as part of the investment advisory services of Barclay. BFS was organized to provide accounting and transfer agency services to mutual funds as well as origination and servicing of new funds.

     Barclay and BFM are located at 66 Main Street, Providence, RI 02903. BFS is located at 1201 County Line Road, Lower Level, Rosemont, PA 19010. It continues the business, under new management, of the Fund's former accounting services and transfer agent at the same location with the same facilities and principal operating officers. Barclay, BFM and BFS also provide services for the Gibraltar Equity Growth Fund Series of Gibraltar Funds, Inc.

     Prior to December, 1994, the Fund was serviced by the Internos Group of companies owned by Internos Partners, Inc., and its parent, Convergent Capital Corporation. These companies were Gibraltar Asset Management, Inc., Dayton, Hancock, Waltman Securities, Inc., and Gibraltar Service Corporation which acted, respectively, as investment adviser, distributor, and accounting services and transfer agent. The companies advised the Fund of their business decisions to discontinue some operations and curtail others. Accordingly, the Fund directors terminated such service agreements and executed new ones with the Barclay organization to avail the Fund of the services of a general securities firm.

BROKERAGE ALLOCATION

     When selecting brokers and dealers for the purchase and sale of securities, the Adviser looks for best execution of portfolio transactions, taking into consideration such relevant factors as price, execution ability and the broker's reliability and financial responsibility. Commission rates, as a component of price, are also considered. In transactions with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio investments unless a more favorable result is obtainable elsewhere.

     Purchases and sales of securities for the Fund's portfolio may include a brokerage commission charged by the broker effecting the transaction. While there is no duty or obligation to seek competitive bidding for the most favorable negotiated commission, consideration will be given to such "posted" commission rates, if any, as may be applicable to a particular transaction, as well as to any other information available at the time concerning the level of commissions known to be charged on comparable transactions by qualified brokerage firms.

     In the most recent fiscal year ending August 31, 1995, the Fund paid an aggregate of $1,416 for brokerage commissions on portfolio transactions. Barclay Investments, Inc., was paid 100% of this amount. Such transactions represented 100% of the portfolio's aggregate dollar amount of transactions involving the payment of commissions. All such transactions were entered on an agency basis.

     In the fiscal year ended August 31, 1994, the Fund paid an aggregate of $1,475 for brokerage commissions on portfolio transactions of which Dayton, Hancock, Waltman Securities, Inc., (DHW), the prior distributor, retained $999 after payments of $476 for clearing agent services. In the fiscal year ended August 31, 1993, the Fund paid an aggregate of $10,730 for such commissions of which DHW retained $6,974 after payments of $3,755 for clearing agent services. All such transactions were entered on an agency basis. The amount of payments in 1993 reflects adjustments in portfolio composition.

     Either the Adviser or the Distributor may act as broker in connection with the purchase or sale of portfolio securities for the Fund. Should they do so, neither of them will receive from any source a commission, fee or other remuneration for effecting such transactions which exceeds (A) the usual and customary broker's commission if the sale is effected on a securities exchange, or (B) 2 per centum of the sales price if the sale is effected in connection with a secondary distribution of such securities, or (C) 1 per centum of the purchase or sale price of such securities if the sale is otherwise effected. The Board of Directors, including a majority of the "non-interested" directors, will conduct periodic reviews to determine that any such compensation is consistent with the foregoing standards.

      No adviser or distributor for the Fund will, acting as principal, accept orders for the purchase or sale of portfolio securities.

     The Adviser, BFM, does not plan to act as broker in the purchase and sale of Fund portfolio securities. The Distributor, Barclay, may act in such capacity.

     Neither the Adviser nor the Distributor will knowingly participate in commissions paid by the Fund to other brokers or dealers and will not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event either learns it has received reciprocal business, it will so inform the Board. To the extent that either may receive brokerage commissions on the Fund's portfolio transac tions, officers and directors of the Fund who are affiliated persons of the Adviser or Distributor may receive indirect compensation from the Fund through their participation in the profits of the Adviser or the Distributor.

     In selecting brokers to execute portfolio transactions, the Board of Directors will consider their ability to provide research and statistical services. If the Board of Directors determines in good faith that the amount of commissions charged by such brokers is reasonable in relation to the value of the brokerage and research services provided by such brokers, the Fund may pay commissions to such brokers in an amount greater than the amount another firm might charge on the same transaction. Research so obtained may consist of reports on particular companies of interest to the Fund, statistical data of interest to management or directors regarding the mutual fund industry (such as performance ratings, sales and redemption figures, cost comparisons, and expenses ratio comparisons), or may consist of evaluations of industry-wide trends, economic factors in general, or factors applicable to particular companies, industries or economies, domestic or foreign. Research obtained through brokerage commissions paid by the fund may be used by the Adviser for the benefit of its other clients. Conversely, research obtained through brokerage commissions paid by other clients of the Adviser may benefit the Fund. The Board of Directors believes that the investment information received in this manner assists the Fund by supplementing the research otherwise available to it. In order to assure that the Fund is paying reasonable commissions, the Fund will attempt to determine the rates being paid by other institutional investors of similar size.

     There is no formula for the allocation of orders to brokers who provide research and, since it is generally not possible to place a value on such research, no direct correlation between the amount of brokerage commissions generated by portfolio activities of the Fund and the research received by it is expected to exist. Situations may arise in which the Fund might wish to receive some research available to it either for a cash payment or in return for a stipulated amount of brokerage commissions. In such instances, brokerage commissions would normally be used. Brokerage is not allocated as an inducement or reward for selling the Fund's shares.

     The Adviser may be the investment manager with respect to various individual accounts. In the event that the same security is being purchased or sold for more than one account simultaneously, the Adviser would expect to place a single order and pro-rate the combined order based upon the size of the order for each account. While such a procedure could generally be expected to benefit all accounts, there is a possibility that it might adversely affect the price of the security and/or the quantity which may be bought or sold for each account.

CAPITAL STOCK

     The Fund has 3,000,000 shares of on stock, par value of $.01 per share, currently authorized. Each share or fractional share is non-assessable and has equal rights as to dividends, distributions, the proceeds of liquidation and voting rights. When voting on nominees for the election of directors, there is no cumulative voting. Shareholders have no preemptive rights to acquire shares offered publicly by the Fund. Each share is enti tled to one vote (and fractional shares to fractional votes) in the election of directors and on other matters submitted to a vote of shareholders. Shares may be freely transferred but such transfers will not be effective unless noted on the books maintained by BFS as transfer agent for the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     The following discussion supplements the information in the Prospectus describing the manner in which the Fund's securities are offered to the public, see Prospectus sections "Purchase of Fund Shares" and "Determination of Net Asset Value".

     If a purchaser's check is dishonored, his purchase of shares and the payment of any dividends thereon will be reversed and his account may be charged a collection fee by BFS. The Fund's Adviser will reimburse the Fund the amount of any uncollected loss on such transaction.

     If shares are purchased by check, BFS will delay payment of redemption proceeds until a check used to purchase shares has cleared, which may take up to fifteen (15) calendar days subsequent to the date the shares are purchased. The Board of Directors has notified the Securities and Exchange Commission of its election under Rule 18f-1 of the Investment Company Act of 1940 to commit itself to pay in cash all redemptions by a shareholder of record, subject to the provisions of that rule which are to the general effect that the Fund must pay in cash each redemption of not more than $250,000 or 1% of its net asset value (whichever is less), made by any shareholder during any 90 day period. It is the present intention of the Fund to redeem only in cash. If, however, the Fund were to redeem in kind, the shareholder could be required to pay brokerage commissions to dispose of the securities distributed to the shareholder.

     Net asset value per share (the price at which shares are purchased and redeemed) is determined at 4:00 p.m., Philadelphia time, on each day the New York Stock Exchange is open and on each additional day on which the Fund's net asset value might be materi ally affected by changes in the value of its portfolio securities. The New York Stock Exchange is not open for business on those days on which it observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

OTHER INFORMATION

     WHEN - ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. A purchase of when-issued securities will not be made in an amount which, taken together with any other when-issued securities then held, exceeds 5% of the Fund's net assets at the time of purchase. These transactions are made to secure what is believed to be an advantageous price and yield and are arrangements under which the price is fixed at the time of commitment but delivery and payment take place beyond customary settlement time. When such transactions are incurred, the Fund will establish and maintain in a segregated account with its custodian cash or liquid high grade debt securities having a fair market value equal to the amount of the purchase commitment until payment is made.

     These transactions are subject to market fluctuation and value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was made. The Fund may sell securities so purchased before settlement date if it is deemed advisable in view of changes in market values. To the extent the Fund engages in when-issued or delayed delivery transactions, it will do so only for the purpose of acquiring securities consistent with its investment objectives.

     MAJORITY VOTE. As used in the Prospectus and the Statement of Additional Information, a vote of the holders of a majority of the Fund's shares means the affirmative vote of the lesser of (a) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, or (b) more than 50% of the outstanding shares.

     CUSTODIAN. The Fund's custodian is The Bank of New York, One Wall Street, New York, NY 10286. Under the Custodian Agreement, the Bank acts as the custodian of the Fund's securities and cash and collects dividends and interest paid on the Fund's portfolio and securities.

     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The Fund's independent certified public accountants are Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, PA 19102. The accountants examine the books and records of the Fund and provide audit services and consultation in connection with their review of filings by the Fund with the Securities and Exchange Commission.

     LEGAL COUNSEL. J.G. Gordon Yocum, 1201 County Line Road, Lower Level, Rosemont, PA 19010 acts as counsel to the Fund and has passed upon the legality of the shares offered hereby.

     REGISTRATION  STATEMENT.  The  Prospectus  and this Statement of Additional
Information do not contain all the information included in the Fund's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the shares offered hereby. The complete Registration Statement, including the exhibits filed therewith and other information pursuant to rules and regulations of the Securities and Exchange Commission, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other documents are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

                 GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.


                          ANNUAL REPORT TO SHAREHOLDERS


                                 AUGUST 31, 1995

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Directors of Gibraltar U.S. Government Securities Fund, Inc.
Rosemont, Pennsylvania


We have audited the accompanying statement of assets and liabilities of Gibraltar U.S. Government Securities Fund, Inc., including the portfolio of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gibraltar U.S. Government Securities Fund, Inc. at August 31, 1995, and the results of its operations, changes in its net assets and its financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.



/s/ Tait, Weller & Baker


Philadelphia, Pennsylvania
September 20, 1995

GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

PORTFOLIO OF INVESTMENTS

August 31, 1995
-------------------------------------------------------------------------------


PRINCIPAL
 AMOUNT     MORTGAGE-BACKED CERTIFICATES - 92.6%                       VALUE

              Government National Mortgage
               Association - 43.0%
 $ 39,431      9.50%, 9/15/09                                   $      41,206
   31,243     10.00%, 9/15/00                                          32,727
   37,313     10.25%, 4/15/98 -  5/15/01                               38,689
   59,180     10.50%, 3/15/99 -  8/15/01                              167,813
  131,748     11.00%,12/15/00 - 11/15/15                              141,963
   56,870     11.25%, 7/15/98                                          59,430
   66,774     11.50%, 3/15/00 -  7/15/00                               71,116
   52,976     13.75%, 2/15/97 - 10/15/97                               55,653
   23,659     14.75%, 9/15/97                                          25,197

                                                                      633,794
                                                                  -----------
              Government National Mortgage
               Association II - 10.4%
   20,386      9.50%, 7/20/02                                          21,100
   46,304     10.50%, 2/20/00 -  1/20/01                               48,390
   28,202     11.00%, 9/20/00                                          29,613
   51,004     11.50%, 8/20/00 -  1/20/01                               53,810
                                                                  -----------
                                                                      152,913
                                                                  -----------

              Federal Home Loan Mortgage Corp. - 31.4%
   30,776     10.00%, 9/01/01                                          32,007
  213,329     10.50%,11/15/01 -  4/01/04                              223,592
   25,793     11.00%, 6/01/11                                          27,986
   56,880     11.50%, 2/01/00 -  6/01/19                               61,105
   61,012     11.75%, 7/01/00 - 12/15/13                               66,201
   30,520     12.00%, 3/01/00                                          32,352
   18,682     12.25%, 8/01/00                                          19,805
                                                                  -----------
                                                                      463,048
                                                                  -----------

              Federal National Mortgage
               Association - 7.8%
  101,572      9.85%, 7/01/02                                         105,890
    7,976     10.25%, 3/01/01                                           8,316
                                                                  -----------
                                                                      114,206
                                                                  -----------

              Total Value of Investments
               (Cost $1,371,290)                   92.6%            1,363,961
              Other Assets, Less Liabilities        7.4               108,630
                                                  ------          -----------

              NET ASSETS                          100.0%        $   1,472,591
                                                  ======          ===========









-------------------------------------------------------------------------------
See notes to financial statements

GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 1995
-------------------------------------------------------------------------------


ASSETS
  Investments in securities, at value
    (Identified cost $1,371,290) (Note 1)                         $  1,363,961
  Cash and cash equivalents                                             93,531
  Receivables
    Interest                                                            16,212
    Principal on mortgage-backed certificates                            6,437
  Deferred organization expenses (Note 1)                                1,285
                                                                   -----------
       Total assets                                                  1,481,426
                                                                   -----------

LIABILITIES
  Accrued expenses                                                       6,282
  Cash portion of dividend payable September 1, 1995                     2,553
                                                                   -----------
       Total liabilities                                                 8,835
                                                                   -----------

NET ASSETS                                                        $  1,472,591
                                                                   ===========

SOURCE OF NET ASSETS
  Capital paid-in                                                 $  1,511,061
  Accumulated net realized loss on investment transactions             (31,141)
  Net unrealized depreciation in value of investments                   (7,329)
                                                                   -----------
         Total                                                    $  1,472,591
                                                                   ===========

Net Asset Value Per Share
 ($1,472,591 divided by 151,856 shares outstanding -
   3,000,000 shares authorized, $.01 par value)                        $  9.70
                                                                       =======
Sample Price Computation - August 31, 1995
  Net asset value per share                                            $  9.70
  Sales charge:  4.5% of offering price*                                   .46
                                                                       -------
  Offering price (adjusted to nearest cent)                            $ 10.16
                                                                       =======

  Redemption price                                                     $  9.70
                                                                       =======



* On purchases of $100,000 or more, the sales charge is reduced.











-------------------------------------------------------------------------------
See notes to financial statements

GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF OPERATIONS

Year ended August 31, 1995
-------------------------------------------------------------------------------


INVESTMENT INCOME
  Interest income                                                  $  138,371
                                                                   ----------
EXPENSES
  Accounting services fees (Note 2)                                    15,000
  Professional fees                                                    14,600
  Investment advisory fee (Note 2)                                      8,364
  Transfer agent fees                                                   6,000
  Registration fees                                                     1,236
  Custodian fees                                                        1,226
  Amortization of organization expenses                                   745
  Other expenses                                                        2,146
                                                                   ----------
    Total expenses                                                     49,317
                                                                   ==========

   Less expenses waived (Note 2)                                       11,951
                                                                   ----------
    Net expenses                                                       37,366
                                                                   ----------
        Net investment income                                         101,005
                                                                   ----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                    (24,968)
  Net unrealized depreciation of investments                           (9,672)
                                                                   ----------
      Net realized and unrealized loss on investments                 (34,640)
                                                                   ----------
       Net increase in net assets resulting from operations        $   66,365
                                                                   ==========
















-------------------------------------------------------------------------------
See notes to financial statements

GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

Years ended August 31, 1995 and 1994
-------------------------------------------------------------------------------


                                                     1995              1994
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
    Net investment income                       $  101,005       $    76,606
    Net realized loss on investments               (24,968)          (43,563)
    Net unrealized depreciation
        of investments                              (9,672)           (6,690)
                                                ----------       -----------
      Net increase in net assets
        resulting from operations                   66,365            26,353
                                                ----------       -----------

  DIVIDENDS TO SHAREHOLDERS FROM
    Net investment income                          (80,717)          (48,317)
                                                ----------       -----------

  CAPITAL SHARE TRANSACTIONS *                     213,421           (17,174)
                                                ----------       -----------

      Net increase (decrease) in net assets        199,069           (39,138)

NET ASSETS
  Beginning of year                              1,273,522         1,312,660
                                                ----------       -----------

  End of year
   (including undistributed net
    investment income of $-0- and
    $5,444, respectively)                     $  1,472,591      $  1,273,522
                                                ==========       ===========


* Transactions in capital shares were as follows:


                                          1995                    1994
                                   Shares       Amount    Shares        Amount

  Capital stock sold              28,963    $  280,739    3,611      $  35,925
  Capital stock issued to
   shareholders in reinvestment
   of dividends from net
   investment income               6,657        64,625    4,077         40,477
                                 -------     ---------   ------      ---------
                                  35,620       345,364    7,688         76,402
  Capital stock redeemed         (13,293)     (131,943)  (9,379)       (93,576)
                                 -------     ---------   ------      ---------

     Net increase (decrease)      22,327    $  213,421   (1,691)     $ (17,174)
                                 =======     =========   ======      =========









-------------------------------------------------------------------------------
See notes to financial statements

GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

August 31, 1995
-------------------------------------------------------------------------------


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Gibraltar U.S. Government Securities Fund, Inc. is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is safety of principal, liquidity and a high level of current income. The Fund seeks to obtain its investment objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      A.  SECURITY VALUATION
          Mortgage securities and loan pools, and other fixed income securities are valued at current market values on the basis of valuations provided by a pricing service, quotations from established dealers, and market transactions in comparable securities. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

      B.  CASH EQUIVALENTS
          Funds on deposit in short-term money market accounts are considered to be a cash equivalent.

      C.  FEDERAL INCOME TAXES
          No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all or substantially all such taxes. At August 31, 1995, the Fund had a capital loss carryover of $31,113, of which $5,913 expires in the year 2001 and $25,200 expires in 2002.

      D.  DEFERRED ORGANIZATION EXPENSES
          The organization expenses of the Fund are being amortized over a period of sixty months from the commencement of operations. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income. If any shareholder of the initial shares redeems prior to the end of the amortization period, the Fund will deduct and retain from the redemption proceeds the shareholder's pro rata share of the unamortized expenses as of the date of redemption.

      E.  DISTRIBUTIONS TO SHAREHOLDERS
          Dividends to shareholders from net investment income are declared daily and paid monthly. Interest income and estimated expenses are accrued daily. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgaged-backed securities, organization costs, capital loss carryforwards and post October losses.

      F.  OTHER
          Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes.

-------------------------------------------------------------------------------

GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

August 31, 1995
-------------------------------------------------------------------------------


(2)   INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

      Prior to December 1, 1994, the Fund was serviced by the Internos group of companies composed of Gibraltar Asset Management, Inc. ("GAM"), its investment adviser; Dayton, Hancock, Waltman Securities, Inc. ("DHW"), its distributor; and Gibraltar Service Corporation ("GSC"), its accounting services and transfer agent.


      the advisory, distribution, and accounting services and transfer agent contracts and the execution of a new investment advisory contract with Barclay Funds Management, Inc. ("BFM"); a new distribution agreement with Barclay Investments, Inc. ("Barclay"); and a new accounting services and transfer agent agreement with Barclay Financial Services, Inc. ("BFS").

      BFM is a registered investment adviser and wholly-owned subsidiary of Barclay (a regional broker-dealer and general securities firm). BFS, also a wholly-owned subsidiary of Barclay, is a registered transfer agent.

      The new contracts are the same in all material respects to the prior contracts except for the dates of execution and the identities of the parties. The contracts all dated November 1, 1994, became effective on December 1, 1994. The investment advisory contract was approved by shareholders at their January 23, 1995 meeting.

      Under the terms of both Investment Advisory Contracts, the Adviser is required to provide investment advice regarding the purchase and sale of portfolio securities in accordance with the Fund's investment objectives, policies and restrictions. The Adviser also furnishes all executive and clerical services required for the overall management of the Fund's business affairs, subject to the authority of the Board of Directors, other than those services which are provided by the Fund's custodian and transfer agent.

      The annual advisory fee, which is payable monthly, at the same rate under both the new and old contracts is equal to 0.60% of the first $50 million of the Fund's average daily net assets; 0.40% of the next $50 million of average daily net assets; and 0.25% of average daily net assets in excess of $100 million. Beginning March 1, 1995, BFM waived all advisory fees. This waiver amounted to $4,451.

      Pursuant to certain state regulations, the Adviser has agreed to reimburse the Fund by the amount which the Fund's annual expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation imposed by any state in which the Fund's shares are sold. The amount of any such reimbursement is limited to the annual advisory fee. For the year ended August 31, 1995, no reimbursement was required pursuant to this provision.

      Effective December 1, 1994, BFS replaced GSC as the Fund's accounting services agent. The annual accounting service fee, under both contracts, is payable monthly and is equal to the greater of $15,000 per year or .20% of the first $50 million of the Fund's average daily net assets; 15% of the next $50 million of average daily net assets; and .10% of average daily net assets in excess of $100 million. For the year ended August 31, 1995, GSC and BFS waived 1/2 of their accounting fees amounting to $7,500.

      BFS also replaced GSC as the Fund's transfer agent. The annual transfer agent fee (which is also unchanged under both contracts) is payable monthly and is equal to $12 per shareholder account annually or a minimum monthly fee of $500.


-------------------------------------------------------------------------------

GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.

August 31, 1995
-------------------------------------------------------------------------------


      For the year ended August 31, 1995, the Fund paid Barclay $1,416 in commissions earned on Fund portfolio transactions.

      Certain officers and Directors of the Fund were also officers and Directors of GAM, DHW, GSC and Internos. Effective December 1, 1994, certain officers and Directors of the Fund are also officers and Directors of Barclay, BFM and BFS.


(3)   SECURITIES PURCHASED AND SOLD

      For the year  ended  August  31,  1995,  purchases  and  sales  (including
      pay-downs)  of  U.S.  Government  obligations,   aggregated  $911,972  and
      $750,579, respectively.

      At August 31, 1995, the cost of investments for Federal income tax purposes was $1,371,290. Accumulated net unrealized depreciation on investments was $7,329, consisting of $2,304 of unrealized appreciation and $9,633 of unrealized depreciation.


(4)   DISTRIBUTION PLAN

      In accordance with a Distribution Plan for the Sale of Shares (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund may finance certain activities in connection with the promotion and sale of its shares.

      The Plan permits, among other things, payment of compensation for selling shares and the cost of advertising, the services of public relations consultants, direct solicitation, entertainment, and awards. Possible recipients include securities brokers, attorneys, accountants, investment advisers, pension actuaries, and service organizations. The Fund may expend annually up to 0.25% of its average daily net assets pursuant to the Plan to compensate recipients for providing services under the Plan during a fiscal year. There are no provisions in the Plan which permit the carrying over of distribution expenses from one year to the next. The Fund did not make any payments under the Plan during the year ended August 31, 1995.











-------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

                        FINANCIAL STATEMENTS AND EXHIBITS


      (a)     Financial Statements

              PART A:
                        Financial Highlights

              PART B:
                        Report of Independent Certified Public Accountants

                        Portfolio of Investments at August 31, 1995
                        Statement of Assets and Liabilities at August 31, 1995 Statement of Operations for year ended August 31, 1995 Statement of Changes in Net Assets for years ended
                             August 31, 1995, and August 31, 1994
                        Notes to Financial Statements

      (b)     EXHIBITS

                        1.   Articles of Incorporation, effective June 28, 1991
                               Included as part of Initial Registration
                               Statement filed with the Commission on
                               October 23, 1991

                             Articles of Amendment, effective December 18,
                               1991  Included  as  part  of   Pre-Effective
                               Amendment No.1 filed with the Commission on March 4, 1992

                             Articles of Amendment,  effective  September 10,
                               1992  included in  Post-Effective  Amendment
                               No. 4 filed on November 16, 1994.

                        2.   Bylaws, approved July 12, 1991
                               Included  as  part of  Initial  Registration
                               Statement   filed  with  the  Commission  on
                               October 23, 1991.

                             Amendment to Bylaws, effective December 18, 1991
                               Included as part of Pre-Effective  Amendment
                               No.1 filed with the  Commission  on March 4,
                               1992

                        3.   None

                        4.   Specimen Stock Certificate
                               Included as part of Pre-Effective Amendment No.1 filed with the Commission on March 4, 1992

                        5.   Investment Advisory Contract, effective
                               December 1, 1994
                               Included in Post-Effective Amendment No. 5 filed on June 22, 1995

                        6.   Distribution Agreement, effective December 1, 1994
                               Included in Post-Effective Amendment No. 5 filed on June 22, 1995

                        7.   None

                        8.   Custodian Agreement, dated April 20, 1994.
                               Included in Post-Effective Amendment No. 4
                               filed on November 16, 1994

                        9.     (a)    Accounting Services Agreement, effective
                                        December 1, 1994 Included in
                                        Post-Effective Amendment No. 5 filed on
                                        June 22, 1995
                               (b)    Transfer Agency Agreement, effective
                                        December 1, 1994
                                        Included in Post-Effective Amendment
                                        No. 5 filed on June  22, 1995

                       10.   Opinion of counsel as to the legality of the
                               securities being registered filed pursuant to Registrant's Rule 24F-2 Notice.

                       11.     (a)    Consent of Tait, Weller & Baker,
                                        independent certified public
                                        accountants.  Filed herewith.

                               (b)    Consent of J.G. Gordon Yocum, counsel.
                                        Filed herewith.

                       12.   None

                       13.   Agreements for Initial Capital
                               Included as part of Pre-Effective Amendment
                               No.1 filed with the Commission on March 4, 1992

                             Amended Agreement for Initial Capital
                               Included as part of Pre-Effective Amendment
                               No. 2 filed with the Commission on
                               April 20, 1992

                       14.   IRA Plan
                               Included as part of Pre-Effective Amendment
                               No.1 filed with the Commission on March 4, 1992

                       15.   Distribution Plan pursuant to Rule 12b-1
                               dated December 26, 1991
                               Included as part of Pre-Effective Amendment
                               No.1 filed with the Commission on March 4, 1992

                       16.   Selling Dealer Agreement
                               Included as part of Pre-Effective Amendment
                               No.1 filed with the Commission on March 4, 1992

                       17.   Code of Ethics, adopted November 19, 1991
                               Included as part of Pre-Effective Amendment
                               No.1 filed with the Commission on March 4, 1992

                       18.   Power of Attorney Forms appointing David F. Ganley
                               and J.G. Gordon Yocum, and each of them, Attorneys-in-Fact to sign the Registration Statement on Form N-1A and any Pre-Effective and Post-Effective Amendments thereto
                                 Included as part of Post-Effective Amendment
                                 No.5 filed with the Commission on
                                 June 22, 1995.


PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    No persons are directly or indirectly controlled by or under common control with the Registrant.

NUMBER OF HOLDERS OF SECURITIES

    As of November 14, 1995

              TITLE OF CLASS                NUMBER OF RECORD HOLDERS

              Common Stock                               28


INDEMNIFICATION

     Sections 10.01-10.03 of Article X of the Fund's Bylaws provide for the indemnification by the Fund, under certain circumstances, of its officers, directors, employees, agents or other persons against liability to the Company or its shareholders. None of the foregoing persons are entitled to such indemnification by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties with respect to the Fund. The aforementioned bylaw sections are incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referenced above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Regis trant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The business activities of the Investment Adviser, BFM, Inc., d/b/a Barclay Funds Management, (BFM), and its officers and directors during the past two years are as follows:

     BFM was organized in 1992 as a wholly-owned subsidiary of Barclay Investments, Inc., (Barclay), a general services broker-dealer, which was organized in 1930 and incorporated in 1972. BFM is part of the investment advisory services of Barclay and is also the investment adviser for the Gibraltar Equity Growth Fund Series of Gibraltar Funds, Inc. It may act for other accounts.

     An affiliated company is Barclay Financial Services, Inc., (BFS), organized in 1994 as a wholly-owned subsidiary of Barclay. BFS is an accounting services and transfer agent which acquired the facilities of the former Gibraltar Service Corporation.

     BFM's officers and directors are: Timothy R. Hutchinson, President and Director; Bruce H. Rogove, Vice President and Director; Michael McGovern, Secretary and Director; David F. Ganley, Treasurer; and Basil C. Williams, Director. Their other affiliations are:

     Mr. Hutchinson - Vice President and Director of BFS; Director of the Fund and of Gibraltar Funds, Inc.

     Mr. Rogove - Director of Barclay and of BFS; Vice President of the Fund and of Gibraltar Funds, Inc.

     Michael McGovern - Secretary and Director of BFS; Counsel to Barclay companies;

     David F. Ganley - Treasurer and Director of BFS; Treasurer of the Fund and of Gibraltar Funds, Inc.; Officer and/or Director of the Internos companies which serviced the Gibraltar Funds; (the Internos companies were Gibraltar Asset Management, Inc., Dayton, Hancock, Waltman Securities, Inc., and Gibraltar Service Corporation);

     Basil C. Williams - President and Director of Barclay; Director of BFS, of the Fund and of Gibraltar Funds, Inc.

     The principal business address of BFM and Barclay is 66 South Main Street, Providence, RI 02903. The principal business address of BFS, the Gibraltar Funds and the Internos companies is 1201 County Line Road, Lower Level, Rosemont, PA 19010.


PRINCIPAL UNDERWRITERS

     Barclay is Distributor and Principal Underwriter for the Fund and also for the Gibraltar Equity Growth Fund Series of Gibraltar Funds, Inc. Barclay's officers and directors are:

     Basil C. Williams, President, Chairman and Director; also Director of the Fund;
     Michael J. McGovern, Secretary and Director
     Keith E. Cich, Treasurer and Director
     Bruce H. Rogove, Director; also Vice President of the Fund;

     The principal business address of the foregoing officials is 66 South Main Street, Providence, RI 02903.

     No commissions and other compensation have been received by any principal underwriter who was not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during its last fiscal year.

LOCATION OF ACCOUNTS AND RECORDS

     The Fund's Articles of Incorporation, Bylaws, minutes of directors' and shareholders' meetings, contracts and certain accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are in the physical possession of the Fund's accounting services and transfer agent, Barclay Financial Services, Inc., or the Fund's Secretary and Treasurer at 1201 County Line Road, Lower Level, Rosemont, PA 19010, where the Fund's offices are also located. Custodial records are retained by the Fund's custodian, The Bank of New York, One Wall Street, New York, NY 10286. Any of the records not so retained will be kept in the custody of the Adviser or the Distributor.


MANAGEMENT SERVICES

     None.

UNDERTAKINGS

     1. The additional performance information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders. Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.


                  --------------------------------------------



         Registrant represents that this amendment pursuant to Rule 485(b) is filed solely for one or more of the purposes specified in paragraph (b) (1) of Rule 485, and that no material event requiring disclosure in the prospectus, other than one listed in paragraph post-effective amendment to its registration statement which included a prospectus.


SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Rosemont, Pennsylvania, on November 20, 1995.




                                GIBRALTAR U.S. GOVERNMENT SECURITIES FUND, INC.



                                 By                    /s/ Joseph J. Waltman
                                   PRESIDENT               Joseph J. Waltman





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




     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


      Signature                       Title                         Date



/s/ Joseph J. Waltman
---------------------------         President                 November 20, 1995
Joseph J. Waltman


/s/ Bruce H. Rogove
---------------------------         Vice President            October 21, 1995
Bruce H. Rogove


---------------------------         Vice President                      , 1995
S. Grey Dayton, Jr.


/s/ J. G. Gordon Yocum
---------------------------         Secretary                 November 21, 1995
J.G. Gordon Yocum


/s/ David F. Ganley
---------------------------         Treasurer                 November 21, 1995
David F. Ganley


---------------------------         Director                            , 1995
Basil C. Williams


/s/ Timothy R. Hutchinson
---------------------------         Director                  November 21, 1995
Timothy R. Hutchinson



---------------------------         Director                            , 1995
Robert Scandone


/s/ M. David Chassen
---------------------------         Director                  November 21, 1995
M. David Chassen


/s/Norman M. McAvoy
---------------------------         Director                  November 21, 1995
Norman M. McAvoy



---------------------------                                             , 1995
By David F. Ganley
  Attorney-in-Fact



-----------------------------                                           , 1995
By J.G. Gordon Yocum
  Attorney-in-Fact






                                       C-7